UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 21, 2003

Date of Report (Date of earliest event reported)

UNION PLANTERS CORPORATION

(Exact name of registrant as specified in charter)

TENNESSEE	1-10160	62-0859007

(State of incorporation)	(Commission File	(IRS Employer
	Number)	Identification No.)

UNION PLANTERS CORPORATION
6200 POPLAR AVENUE
MEMPHIS, TENNESSEE 38119

(Address of principal executive offices)

Registrant’s telephone number, including are code: (901) 580-6000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE (ITEM 12. DISCLOSURE OF OPERATIONS AND FINANCIAL CONDITION)
EX-99.1 SLIDES FROM PRERECORDED EARNINGS MESSAGE
EX-99.2 TRANSCRIPT OF PRERECORDED EARNINGS MESSAGE
SIGNATURE
Slides From Oct 16, 2003 Prerecorded Earnings Msg
Transcript of Oct 16,2003 Prerecorded Earnings Msg

Item 9. Regulation FD Disclosure

The following information is furnished under Item 9 pursuant to Item 12 “Disclosure of Results of Operations and Financial Condition.”

On October 16, 2003, Union Planters hosted a prerecorded earnings message. The attached exhibits include the slides referred to in that earnings message as well as a transcript of the earnings message.

Exhibits furnished pursuant to Item 12:

99.1	Slides from October 16, 2003 prerecorded earnings message
99.2	Transcript of October 16, 2003 prerecorded earnings message

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Planters Corporation Registrant

Date:	October 21, 2003	/s/ Bobby L. Doxey

Bobby L. Doxey
Senior Executive Vice President, Chief
Financial Officer and Chief Accounting Officer